UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):           May 18, 2017

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

ITEM 8.01.               OTHER EVENTS.
Ralph Lauren Corporation (the “Company”) has changed its reportable segments to a geographic focus, effective as of the fourth quarter of its fiscal year ended April 1, 2017 (“Fiscal 2017”).  Prior to the fourth quarter of Fiscal 2017, the Company organized its business into the following three reportable segments: wholesale, retail, and licensing. In connection with its Way Forward Plan, the Company has implemented significant organizational changes that have impacted the manner in which it manages its business. Accordingly, during the fourth quarter of Fiscal 2017, the Company realigned its business into the following three reportable segments:

— North America — primarily consists of sales of Ralph Lauren branded apparel, accessories, home furnishings, and related products made through the Company’s wholesale and retail businesses in the U.S. and Canada;
— Europe — primarily consists of sales of Ralph Lauren branded apparel, accessories, home furnishings, and related products made through the Company’s wholesale and retail businesses in Europe and the Middle East; and
— Asia — primarily consists of sales of Ralph Lauren branded apparel, accessories, home furnishings, and related products made through the Company’s wholesale and retail businesses in Asia, Australia, and New Zealand.
No operating segments were aggregated to form the Company’s reportable segments. In addition to these reportable segments, the Company also has other non-reportable segments, which primarily consist of (i) sales of Club Monaco branded products made through its retail businesses in the U.S., Canada, and Europe, (ii) sales of Ralph Lauren branded products made through its wholesale business in Latin America, and (iii) royalty revenues earned through its global licensing alliances.

This new segment structure is consistent with how the Company establishes its overall business strategy, allocates resources, and assesses performance of its business. Beginning in the Annual Report on Form 10-K for Fiscal 2017, all prior period segment information has been recast to reflect the realignment of the Company’s reportable and non-reportable segments as described above.

Exhibit 99.1 to this Form 8-K provides a recasting of the segment reporting financial information for Fiscal 2017 and the Company’s fiscal year ended April 2, 2016 (“Fiscal 2016”) (including by quarter) to provide historical financial information that is on a consistent basis with our new reporting structure. The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company’s reportable segment were previously reported. This Form 8-K does not reclassify nor restate the Company’s previously reported consolidated financial statements for any period. Nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. This Form 8-K, including the exhibit, should be read in conjunction with the Fiscal 2016 Form 10-K and Fiscal 2017 Form 10-K and the Company’s subsequent filings with the Securities and Exchange Commission.

ITEM 9.01.               FINANCIAL STATEMENTS AND EXHIBITS.
(d)                  Exhibits.
EXHIBIT NO.	DESCRIPTION

99.1	Schedule of Reclassified Reportable Segments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RALPH LAUREN CORPORATION

Date: May 18, 2017	By:	/s/ Jane Hamilton Nielsen
Name: Jane Hamilton Nielsen
Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Schedule of Reclassified Reportable Segments